EXHIBIT 12.1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                      MARCH 31, 1997                    DECEMBER 31, 1996
                                                           -----------------------------------    ---------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $129,530        --     $129,530    $143,761        --     $143,761
Pre-tax (gain) loss of less than
50% owned persons ........................................     (1,066)       --       (1,066)       (698)       --         (698)
                                                             --------       -----   --------    --------       -----   --------
                                                              128,464        --      128,464     143,063        --      143,063
Add (Deduct):
Total income taxes .......................................     90,271        --       90,271      98,422        --       98,422
Interest on long-term debt ...............................    100,267       2,590    102,857     102,909       3,615    106,524
Other interest charges ...................................      9,234        --        9,234      10,941        --       10,941
Preferred stock dividends of subsidiary ..................     10,698        --       10,698      10,401        --       10,401
Preferred stock dividends of subsidiary trust ............      2,283        --        2,283         288        --          288
Interest on leases .......................................        326        --          326         375        --          375
                                                             --------       -----   --------    --------       -----   --------
                                                              213,079       2,590    215,669     223,336       3,615    226,951
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    341,543       2,590    344,133     366,399       3,615    370,014
                                                             --------    --------   --------    --------    --------   --------

Fixed Charges:
Interest on long-term debt ...............................    100,267       2,590    102,857     102,909       3,615    106,524
Other interest charges ...................................      9,234        --        9,234      10,941        --       10,941
Preferred stock dividends of subsidiary trust ............      2,283        --        2,283         288        --          288
Interest on leases .......................................        326        --          326         375        --          375
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................    112,110       2,590    114,700     114,513       3,615    118,128
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       3.05        --         3.00        3.20        --         3.13
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $ 10,698        --     $ 10,698    $ 10,401        --     $ 10,401
Ratio of net income before income taxes to net income ....     1.6437        --       1.6437      1.6384        --       1.6384
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     17,585        --       17,585      17,041        --       17,041
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    129,695       2,590    132,285     131,554       3,615    135,169
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       2.63        --         2.60        2.79        --         2.74
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                  EXHIBIT 12.1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                     DECEMBER 31, 1995                   DECEMBER 31, 1994
                                                           -----------------------------------    ---------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $119,705        --     $119,705    $123,098        --     $123,098
Pre-tax (gain) loss of less than
50% owned persons ........................................      9,079        --        9,079        (270)       --         (270)
                                                             --------       -----   --------    --------       -----   --------
                                                              128,784        --      128,784     122,828        --      122,828
Add (Deduct):
Total income taxes .......................................     66,803        --       66,803      60,457        --       60,457
Interest on long-term debt ...............................    105,550       4,595    110,145     101,267       5,428    106,695
Other interest charges ...................................      9,449        --        9,449       6,446        --        6,446
Preferred stock dividends of subsidiary ..................      8,059        --        8,059      10,551        --       10,551
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,088        --        1,088       1,211        --        1,211
                                                             --------       -----   --------    --------       -----   --------
                                                              190,949       4,595    195,544     179,932       5,428    185,360
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    319,733       4,595    324,328     302,760       5,428    308,188
                                                             --------       -----   --------    --------       -----   --------

Fixed Charges:
Interest on long-term debt ...............................    105,550       4,595    110,145     101,267       5,428    106,695
Other interest charges ...................................      9,449        --        9,449       6,446        --        6,446
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,088        --        1,088       1,211        --        1,211
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................    116,087       4,595    120,682     108,924       5,428    114,352
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       2.75        --         2.69        2.78        --         2.70
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $  8,059        --     $  8,059    $ 10,551        --     $ 10,551
Ratio of net income before income taxes to net income ....     1.5229        --       1.5229      1.4524        --       1.4524
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     12,273        --       12,273      15,324        --       15,324
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    128,360       4,595    132,955     124,248       5,428    129,676
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       2.49        --         2.44        2.44        --         2.38
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                 EXHIBIT 12.1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                     DECEMBER 31, 1993                   DECEMBER 31, 1992
                                                           -----------------------------------    ---------------------------------
                                                                           Supplemental (a)                     Supplemental (a)
                                                                       ----------------------             ----------------------
                                                                                         As                                As
                                                                       Adjustment    Adjusted             Adjustment    Adjusted
                                                                       ----------   ---------             ----------   ---------
Income from continuing operations ........................   $134,325        --     $134,325    $ 75,045        --     $ 75,045
Pre-tax (gain) loss of less than
50% owned persons ........................................       (597)       --         (597)     (1,297)       --       (1,297)
                                                             --------       -----   --------    --------       -----   --------
                                                              133,728        --      133,728      73,748        --       73,748
Add (Deduct):
Total income taxes .......................................     67,485        --       67,485      24,566        --       24,566
Interest on long-term debt ...............................    107,044       5,678    112,722     114,732       7,391    122,123
Other interest charges ...................................      5,066        --        5,066       5,899        --        5,899
Preferred stock dividends of subsidiary ..................      8,367        --        8,367       8,735        --        8,735
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,876        --        1,876       2,386        --        2,386
                                                             --------       -----   --------    --------       -----   --------
                                                              189,838       5,678    195,516     156,318       7,391    163,709
                                                             --------       -----   --------    --------       -----   --------
  Earnings available for fixed charges ...................    323,566       5,678    329,244     230,066       7,391    237,457
                                                             --------       -----   --------    --------       -----   --------

Fixed Charges:
Interest on long-term debt ...............................    107,044       5,678    112,722     114,732       7,391    122,123
Other interest charges ...................................      5,066        --        5,066       5,899        --        5,899
Preferred stock dividends of subsidiary trust ............       --          --         --          --          --         --
Interest on leases .......................................      1,876        --        1,876       2,386        --        2,386
                                                             --------       -----   --------    --------       -----   --------
  Total fixed charges ....................................    113,986       5,678    119,664     123,017       7,391    130,408
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges .......................       2.84        --         2.75        1.87        --         1.82
                                                             ========       =====   ========    ========       =====   ========

Preferred stock dividends of subsidiary ..................   $  8,367        --     $  8,367    $  8,735        --     $  8,735
Ratio of net income before income taxes to net income ....     1.4729        --       1.4729      1.2932        --       1.2932
                                                             --------       -----   --------    --------       -----   --------
Preferred stock dividend requirements before income tax ..     12,324        --       12,324      11,296        --       11,296
                                                             --------       -----   --------    --------       -----   --------
Fixed charges plus preferred stock dividend requirements .    126,310       5,678    131,988     134,313       7,391    141,704
                                                             --------       -----   --------    --------       -----   --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ...........       2.56        --         2.49        1.71        --         1.68
                                                             ========       =====   ========    ========       =====   ========

Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.